Exhibit 10.1*


* Confidential treatment has been granted or requested with respect to portions of this exhibit, and such confidential portions have been deleted and replaced with "**" and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 or Rule 406.

                            SETTLEMENT AGREEMENT

This Settlement Agreement (the "Agreement"), is executed this 6th day of April 2004, by and between Ramtron International Corporation ("Ramtron"), 1850 Ramtron Drive, Colorado Springs, Colorado, and National Semiconductor Corporation ("National"), 2900 Semiconductor Drive, Santa Clara, California [collectively, the "Parties"].

                                  RECITALS

Whereas, S. Sheffield Eaton Jr. ("Eaton") on February 17, 1987 filed with the United States Patent and Trademark Office ("USPTO") patent application serial number 07/013,746, which was assigned to Ramtron. That application matured into U.S. patent number 4,783,664 on October 10, 1989 (the "664 Patent").

Whereas, Joseph T. Evans, Jr., William D. Miller and Richard H. Womack, (collectively, "Evans et al.") filed with the USPTO application serial numbers:

     1.  07/377,168 on July 10, 1989

     2.  07/443,018 on November 29, 1989

     3. 07/057,100 on June 2, 1990 [subsequently continued pursuant to application serial number 07/596,212]

     4.  07/582,672 on September 14, 1990

     5.  07/582,615 on September 14, 1990

     [collectively, the "Applications"].

Whereas, the Applications were subsequently assigned by Evans et al. to National.

                                   Page-1

Whereas, on November 15, 1991 five interferences were declared by the USPTO between Evans et al. (as the junior party) and Eaton (as the senior party).
Namely:

     Patent Interference No. 102,723: derived from Application 07/377,168.

     Patent Interference No. 102,724:  derived from Application 07/443,018.

     Patent Interference No. 102,725:  derived from Application 07/582,672.

     Patent Interference No. 102,726:  derived from Application 07/582,615.

     Patent Interference No. 102,727: derived from Application 07/057,100 (subsequently continued through Application 07/596,212).

     [collectively, the "Interferences"]

Whereas, the USPTO/Board of Patent Appeals and Interferences (the "Board") subsequently ruled in favor of National in each of the Interferences on the basis that Evans/National reduced to practice the subject matter corresponding to the counts of each of the Interferences prior to Eaton/Ramtron
[collectively, the "Board's Decision"].

Whereas, Ramtron subsequently appealed the Board's Decisions concerning the Interferences as follows:

                                    Appealed or Consolidated to
                                      The U.S. District Court
                                    Of the District of Columbia
         Interference                       Case Number
         ------------               ---------------------------

          No. 102,723     ]                   99-2629
          No. 102,724     ]                   99-2630
          No. 102,725     ]                   99-0146
          No. 102,726     ]                   99-0147

        [Collectively, the "Initial District Court Cases"]

                                    Appealed to U.S. Court
                                      Of Appeals for the
         Interference:             Federal Circuit Appeal No.
         -------------             --------------------------

          No. 102,727                         99-1267

         [the "Federal Circuit Appeal"]

                                   Page-2

Whereas, in February 2000, the United States Court of Appeals for the Federal Circuit reversed the USTPO/Board's decision (previously in favor of National) with respect to Interference No. 102,727 [the "'727 Interference"] and remanded this interference to the USPTO for further consideration not inconsistent with the holding by the U.S. Court of Appeals for the Federal Circuit.

Whereas, in August 2001, the USPTO held that Ramtron was the first to invent with respect to the ferroelectric memory cell design related to the '727 Interference. However, the USPTO further concluded that enablement and best mode requirements for the '664 patent had not been met by Ramtron.

Whereas, the Initial District Court Cases were ultimately consolidated with a district court review of the '727 Interference and Civil Action 02-02456 and Civil Action No. 03-0061 into Civil Action No. 03-0061,

NOW THEREFORE, in consideration of the recitals set forth above, the promises and the mutual covenants and conditions herein contained, Ramtron and National, intending to be legally bound, hereby agree as follows:

1) Recitals: The recitals set forth above are hereby incorporated by this reference as if set forth in their entirety.

2)  Dismissal With Prejudice:   Within five business days of the mutual
    execution of this Agreement, Ramtron and National shall jointly execute the attached Dismissal With Prejudice (attached hereto as Exhibit "A", and incorporated by this reference) for Interference numbers "102,723", "102,724", "102,725", and "102,726".

3) National's Assignment to Ramtron: Five days after National's receipt of the initial $250,000.00 payment referenced in paragraph 8 of this Agreement, National shall be deemed to have transferred, conveyed and assigned to Ramtron, absolutely and without condition or reservation, all of National's right, title and interest in Application "07/377,168" [Patent Interference No. 102,723 (1T1C)], and Application "07/443,018" [Patent Interference No. 102,724 (2T/2C)], said assignment to be effected by and through the assignment attached hereto as Exhibit "B" and executed simultaneously with this Settlement Agreement. In further consideration of the covenants set forth herein, National's assignments referenced herein shall include any continuations, divisionals, re-issues, re-examinations or other patents or patent applications claiming priority to the Applications 07/377,168 and 07/443,018. National's assignment herein to Ramtron is subject to National licenses fully executed and granted on or before the date of this Agreement only. These licensees are
           **



                                   Page-3

           **

                   (collectively, the "NSC Licensees"). National represents and warrants to Ramtron that NSC licenses granted to NSC Licensees concerning Application Nos. 07/582,672 and 07/582,615 are non-exclusive, royalty free, paid up, non-assignable licenses (with no right to sublicense) any such NSC intellectual property. Subject to the terms of this Agreement, National shall retain all right, title, and interest in Application "07/582,672" (Patent Interference No. 102,725) and Application "07/582,615" (Patent Interference No. 102,726) and any continuations, divisionals, re-issues, re-examinations or other patents or patent applications claiming priority to the Applications 07/582,672 and 07/582,615.

4) Ramtron's Covenants: In consideration of National's assignment to Ramtron set forth in paragraph 3 immediately above, Ramtron hereby grants National a non-exclusive, royalty-free, paid up, perpetual, non-assignable license (with no right to sublicense) under Applications 07/377,168 and 07/443,018 and all patents maturing from such applications claiming priority to Applications 07/377,168 and 07/443,018 ("Matured Ramtron Patents") to make, have made, import, use offer for sale, and sell products in the United States covered by the Matured Ramtron Patents. With respect to the licenses granted in Paragraph 4, a license to National does not include the right of National or it subsidiaries under the circuit and method claims of any Ramtron patents to make products for sale to any third party (other that a SUBSIDIARY) for said third party's sale, use , lease, or other disposition of such products under the trade name, trademark, or other commercial indicia of such third party where the product design or manufacturing design is furnished by such third party in such sufficient detail such that no substantial additional designing by the party or it SUBSIDIARIES licensed herein is required, or to which only minor revisions are made to conform to specifications used by the party or its SUBSIDIARIES licensed herein. In the event such prohibited activity occurs, the exclusive remedy of RAMTRON for any claim of patent infringement shall be against the third party, provided that upon notice, National hereto will cooperate with the other party to effectuate this provision.

5)  National's Covenants. In consideration of the promises set forth herein:

    a) National hereby grants Ramtron, and any subsidiary of Ramtron which may include but is not limited to any joint venture entered into by Ramtron in which Ramtron owns a majority interest ("Ramtron's Subsidiary"), a non-exclusive, royalty-free, paid up, perpetual, non-assignable license (with no right to sublicense) under Applications 07/582,672 and 07/582,615 and any patents maturing from applications claiming priority to Application 07/582,672 and Application 07/582,615 ("Matured National Patents") to make, have made, import, use, lease, offer for sale, sell or otherwise dispose of products in the United
        States covered by the Matured National Patents.   With respect to the

                                   Page-4
        licenses granted in Paragraph 5(a), a license to Ramtron does not include the right of Ramtron or its subsidiaries under the circuit and method claims of any National patents to make products for sale to any third party (other than a SUBSIDIARY) for said third party's sale, use, lease, or other disposition of such products under the trade name, trademark, or other commercial indicia of such third party where the product design or manufacturing design is furnished by such third party in such sufficient detail such that no substantial additional designing by the party or its SUBSIDIARIES licensed herein is required, or to which only minor revisions are made to conform to specifications used by the party or its SUBSIDIARIES license herein. In the event such prohibited activity occurs, the exclusive remedy of RAMTRON for any claim of patent infringement shall be against the third party, provided that upon notice, Ramtron hereto will cooperate with the other party to effectuate this provision.

    b) In addition to the grant set forth in paragraph "5(a)" immediately above, National hereby grants Ramtron four separate options to license the Matured National Patents to parties identified by Ramtron as set forth herein, and pursuant to the respective Appendices attached to this Agreement. Ramtron may exercise these options as follows:

        i) Foundry License Options (x2). Other than as specified below, any proposed foundry licensee identified by Ramtron shall not be a company that, at the time of such identification, sells, has made, manufactures or offers to sell integrated circuit foundry services or integrated circuits in the United States through any sales organization, including direct sales, or through a sales representative, or a distributor, located in the United States
            ("Qualifying Foundry").  Under no circumstances shall    **
               **    be a Qualifying Foundry.  Notwithstanding the foregoing
            limitations, National hereby approves     **


                                                              as Qualifying
            Foundries eligible for such licensing. Only one National license to a foundry identified by Ramtron will be a No-Fee Restricted License and the other license will be a Fee-Based Unrestricted License under the terms and conditions set forth below:

            (a) No-Fee Restricted Foundry License - In order for Ramtron to exercise its option for National to grant the No-Fee Restricted Foundry License for a Qualifying Foundry, Ramtron must identify the Qualifying Foundry on the later of: i) one year from the date of mutual execution of this Agreement; or,
                 ii) prior to issuance of the first Matured National Patents resulting from this Agreement. To facilitate Ramtron providing timely notice to National as required herein, National shall deliver written notice to Ramtron of National's receipt of a notice of allowance from the USPTO

                                   Page-5
                 concerning either Matured National Patent. Such notice indicating National's receipt of the USPTO's notice of allowance shall be delivered to Ramtron prior to National paying the issue fee for the application. Upon Ramtron exercising the option as set forth herein, National shall immediately execute and deliver the license set forth in Appendix A (the "No Fee Restricted Foundry License") to the Qualifying Foundry identified by Ramtron.

            (b) Fee Based Unrestricted Foundry License - In order for Ramtron to exercise its option for National to grant the Fee Based Unrestricted Foundry License for a Qualified Foundry, Ramtron must identify the Qualified Foundry for this license within one year after the issuance of the first Matured National Patent. In such event, National shall immediately execute and deliver the license set forth in Appendix B (the "Fee-Based Unrestricted Foundry License") to the Qualified Foundry identified by Ramtron.

       ii) Customer License Options (x2). In order for Ramtron to exercise its option for National to grant a no fee restricted license to Matured National Patents to an existing or prospective customer (the "Customer") of a Qualified Foundry, Ramtron must identify the Customer on or before one year after Ramtron identifies the foundry entitled to the No-Fee Restricted Foundry License set forth in paragraph 5(b)(i)(a) immediately above. Upon Ramtron notifying National of such Customer, National shall execute and deliver to such Customer the license set forth in Appendix C to this Agreement (the "No-Fee Restricted Customer License"). In order for Ramtron to exercise its fourth option hereunder to a Customer desiring a fee base unrestricted license to the Matured National Patents, Ramtron must identify the Customer on or before one year after the later of the date that Ramtron identifies: i) the foundry entitled to the No-Fee Restricted Foundry License set forth in paragraph 5(b)(i)(a) above; or, ii) the foundry entitled to the Fee Based Unrestricted License set forth in paragraph 5(b)(i)(b). Upon receipt of such notification, National shall execute and deliver to such party the license set forth in Appendix D to this Agreement (the "Fee Based Unrestricted Customer License").

6) '727 Interference: With respect to the '727 Interference, the Parties will submit to a mutually agreed upon special master (the "Special Master") the issues set forth herein. The Parties shall share evenly the cost of the Special Master. In accordance with 37 CFR 1.690, within twenty (20) days of mutual execution of this Agreement the Parties shall file a copy of this Agreement. The Special Master shall consider and provide answers to the following two questions: (a) whether the Ramtron '664 patent claims designated as corresponding to the count of the '727 Interference have adequate enablement support and (b) if the Ramtron '664 Patent claims designated as corresponding to the count of the '727 interference do not have adequate enablement support, does the application that matured into the '664 Patent constitute a constructive reduction to practice of the inventions of the Ramtron '664 Patent claims designated as corresponding to the count of the '727 Interference.

                                   Page-6

    a) Should the Special Master determine that the '664 Patent has adequate enablement support for the corresponding patent claims, then National shall request entry of adverse judgment in the '727 Interference (including consenting to any motions filed by RIC on the issues of best mode and enablement). In such event, Ramtron shall grant
        National a license to the '664 Patent.   Material terms of such
        licenses shall include no license fees, royalty free with the right for National to make, have made, import and sell products, only in the US, covered by the '664 Patent. Within sixty (60) days of issuance of a patent pertaining to '727 Interference either, Ramtron shall deliver to National a license incorporating the material terms referenced herein.

    b) Should the Special Master determine that the '664 Patent does not have adequate enablement support for the corresponding patent claims but the Special Master determines that the application that matured into the '664 Patent constitutes a constructive reduction to practice of the inventions of the Ramtron '664 Patent claims designated as corresponding to the count of the '727 Interference, then Ramtron and National both shall request entry of adverse judgment in the '727 Interference.

    c) Should the Special Master find that the '664 Patent does not have adequate enablement support for the corresponding patent claims and should the Special Master determine that the application that matured into the '664 Patent does not constitute a constructive reduction to practice of the inventions of the Ramtron '664 Patent claims designated as corresponding to the count of the '727 Interference, then Ramtron will request entry of adverse judgment in the '727 Interference. National shall retain all right, title and interest in Application 07/057,100 (subsequently continued through Application 07/596,212) and any continuations, divisionals, re-issues, re-examinations or other patents or patent applications claiming priority to Application 07/057,100. In such event, National shall grant to Ramtron and its Qualified Foundries a license under Application 07/057,100 and any patents issuing therefrom under the terms and conditions set forth above with respect to Applications 07/582,672 and 07/582,615.

        Notwithstanding the decision by the Special Master, neither Ramtron nor National shall seek a review of any decision by the Special Master, it being understood that the Parties hereto waive any right to appeal or review such decision.

                                   Page-7

7) Continued Prosecution of the Applications: National shall be responsible for and shall have sole discretion over the prosecution of Applications 07/582,672 and 07/582,615. Ramtron shall be responsible for and shall have sole discretion over the prosecution of Applications 07/377,168 and 07/443,018. Notwithstanding anything to the contrary above, National shall not materially modify, expand or alter the scope of the pending claims in Applications 07/582,672 and 07/582,615, through amendment, continuations, reexaminations, reissue or otherwise. Notwithstanding anything to the contrary above, Ramtron shall not materially modify, expand or alter the scope of the pending claims in Applications 07/377,168 and 07/443,018, through amendment, continuations, reexaminations, reissue
    or otherwise.   A modification, expansion or alteration of a pending claim shall be considered material if such claim would be equal in scope to or obvious in view of the claims now pending in the applications owned by the other party referenced above. For the avoidance of doubt, the addition of dependent claims directed to a material to be used in a claimed method, circuit or system shall not be deemed to be a material modification, expansion or alteration.

8) Payment: No later than five (5) days after mutual execution of this Agreement and pursuant to paragraph 3 of this Agreement, Ramtron will pay
    National Two Hundred and Fifty Thousand Dollars (U.S. $ 250,000.00).   On
    the anniversary date of this Agreement (the "Anniversary Date") and for the years set forth below, Ramtron shall make additional payments to National as follows:

               Anniversary Date            Payment
               ----------------           ---------
                     2005                 $250,000
                     2006                 $250,000
                     2007                 $250,000
                     2008                 $250,000
                     2009                 $250,000
                     2010                 $250,000
                     2011                 $250,000
                     2012                 $250,000
                     2013                 $250,000

    a) Such payments shall be made via telegraphic transfer of immediately available funds in United States Dollars to the account of NATIONAL as follows:

        Beneficiary Name:  National Semiconductor Corporation
        Bank Account:    **
        Bank Name:    **
        Bank Location:    **
        Bank ABA No.:    **

    b) Any payment once made pursuant to this Agreement shall not be refundable for any reason.

                                   Page-8

    c) After the expiration of a ten (10) day grace period on the due date for any payment, Ramtron shall be liable for interest on any overdue payment required to be made pursuant to Paragraph 8, which interest shall be paid with any such overdue payment. The interest on any overdue payment shall be calculated commencing on the date such payment became due, using an annual rate which is the lesser of ten percent (10%) or one percentage point higher than the prime interest rate as quoted by the head office of Citibank N.A., New York, USA (or the successor of Citibank N.A. at that time or an equivalent institute) at the close of banking on such date, or on the first business day thereafter if such date falls on a non-business day. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefore is being asserted, the interest rate shall be reduced to such maximum legal rate.

9) Ramtron's Release: Ramtron, for itself, its successors, assigns, shareholders, directors, officers, employees, and attorneys, hereby expressly releases, waives and discharges National, its successors, assigns, shareholders, directors, officers, employees, and attorneys, from and against any and all claims, charges, demands, liens, actions, judgments, and executions that Ramtron ever had, or now has, or may have, known or unknown, or that anyone claiming through or under Ramtron may have, or claim to have, against National or its legal representatives, successors and/or assigns created by, or arising out of any and all matters pertaining to the Applications, Interference Counts, District Court Cases, and/or Federal Circuit Appeal.

10) National's Release: National, for itself, its successors, assigns, shareholders, directors, officers, employees, and attorneys, hereby expressly releases, waives and discharges Ramtron, its successors, assigns, shareholders, directors, officers, employees, and attorneys, from and against any and all claims, charges, demands, liens, actions, judgments, and executions that National ever had, or now has, or may have, known or unknown, or that anyone claiming through or under National may have, or claim to have, against Ramtron or its legal representatives, successors and/or assigns created by, or arising out of any and all matters pertaining to the Applications, Interference Counts, District Court Cases, and/or Federal Circuit Appeal. California Civil Code
     Section 1542 Waiver. Each Party represents and warrants to the other that it has been informed of, has read, is familiar with, understands, and does hereby expressly waive all rights that it has or may have under section 1542 of the California Civil Code, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

                                   Page-9

11)  Miscellaneous:

     a) Notices / Facsimile Transmissions: Any notice, demand, or communication required or permitted to be given by any provision hereof shall be deemed to have been sufficiently given or served for all purposes if delivered personally to the party or to an executive officer of the party to whom the same is directed or, if sent by registered or certified mail, postage and charges prepaid, addressed to:

         i)  For Ramtron:

             Ramtron International Corporation
             Attention:  Greg B. Jones,
             President - Technology Group
             1850 Ramtron Drive
             Colorado Springs, Colorado

             With copies to:

             Charles L. Gholz, Esq.
             Michael Casey, Esq.
             Oblon, Spivak, McClelland, Maier & Neustadt, P.C.
             1940 Duke Street
             Alexandria, Virginia 22314
             Telephone: 703-413-3000
             Facsimile: 703-413-2220

             John R. Benitez, Esq.
             The Benitez Professional Corporation - Attorneys
             1775 Sherman Street - Suite 2040
             Denver, CO 80203
             Telephone:  (303) 830-8300
             Facsimile:  (303) 830-2832

        ii)  For National:

             John Clark
             General Counsel and Secretary - National Semiconductor
                Corporation
             2900 Semiconductor Dr.
             P.O. Box 58090
             Santa Clara, California 95052-8090
             Facsimile No. 408-721-8339

                                   Page-10

       iii) Except as otherwise provided herein, any such notice shall be deemed to be given three business days after the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as aforesaid. Transmittal via facsimile of a copy of this Agreement, or any corollary agreements, notices, addenda and/or amendments pertaining to this Agreement, which have been signed by either or both parties, shall be deemed admissible and conclusive evidence of a party's understanding of the matters set forth herein. Subsequent to delivery via facsimile transmission, each party agrees to deliver to the other party an originally signed counterpart of any such instrument, which had been initially delivered via facsimile transmission.

     b) Date of Agreement: All references in this Agreement to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Agreement.

     c) Application of California Law: This Agreement, and the application or interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of California, without regard to conflict of law principles.

     d) Amendments: This Agreement may not be amended except by the unanimous written agreement of all of the parties hereto.

     e) Construction: Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

     f) Headings: The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof.

     g)  Waivers:   No delay or omission to exercise any right, power or
         remedy accruing to either Party upon any breach or default of the other Party under this Agreement shall impair any such right, power or remedy of such Party, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party hereto of any breach or default under this Agreement or any waiver on the part of any Party hereto of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

                                   Page-11

     h) Rights and Remedies Cumulative: The rights and remedies provided by this Agreement are cumulative and not alternative. The use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     i) Severability: If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

     j) Counterparts: This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     k) Entire Agreement: This Agreement contains the entire agreement between the parties on the matters covered herein. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to the matters covered herein, this Agreement, or the transaction described in this Agreement, except as set forth in this Agreement.

     l) Assignment / Change in Control: This Agreement, including all rights and privileges granted herein, are not assignable or otherwise transferable by any Party. Notwithstanding the foregoing, the rights and obligations contemplated by this Agreement (or any other agreement contemplated by this Agreement which may include without limitation any license or other agreement referenced herein) shall survive and remain enforceable without the need for any additional consideration or approval should there be a change of control of or related to either Party to this Agreement. For purposes of this Agreement, "Change of Control" shall mean, with respect to any Party, any transaction or event in which all of the assets, or equity interests in such Party that have the power to elect all directors (or similar officials), shall be acquired by another person or entity (the "Third Entity"), regardless of the type of transfer, including without limitation by being exchanged for, converted into or acquired in consideration of the right to receive securities, cash or other property (whether by means of a tender or exchange offer, reclassification, consolidation, merger, sale or other disposition of such assets or such equity interests, compulsory exchange of equity interests, liquidation or otherwise). In the case of change in control from the Third Entity to a Further Entity, such change in control shall be deemed to have occurred when (i) all of the assets of the Third Entity or (ii) equity interests in such Third Entity that have the power to elect all directors (or similar officials), shall be exchanged for, converted into or acquired for or constitute

                                   Page-12
         the right to receive securities, cash or other property. As a result of such change in control, the Further Entity shall stand in the shoes of the Third Entity with respect to the rights and obligations contemplated by this Agreement as would any subsequent entities involved in any farther such change and control. The Parties each agree to take such further action and deliver such ancillary documents as may be reasonably necessary in order to carry out the terms and provisions of this Agreement.

     m) Authorization: The undersigned hereby represent and warrant that all necessary actions have been taken by the Parties to authorize the respective signatories to execute this Agreement on behalf of each Party. Such actions shall include, but are not limited to, a specific authorization by the appropriate board or committee of the respective Party for the undersigned to execute this Agreement, and/or any corollary agreements or documents necessary for the matter anticipated hereby.

     n) Confidentiality: The Parties acknowledge that the terms and conditions of this Agreement not in the public domain (See, "(o)" below) shall be considered confidential information and shall not be disclosed by one Party to any third party without the prior written approval by the non-disclosing Party. Notwithstanding the foregoing either Party may disclose the terms of this agreement: i) consistent with requirements set forth by the U.S. Securities and Exchange Commission concerning disclosure of material events; (ii) to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case where such persons or entities are under appropriate confidentiality obligations; and, iii) to the Arbitrator or Special Master as the case may be, information necessary to assist the Arbitrator or Special Master in making its decision pursuant to the terms of this Agreement.

     o) Press Release: Either party may issue a press release disclosing the existence of this Agreement and the fact that Ramtron has taken a license under two of the National Patent Applications and in turn two of the National applications have been assigned to Ramtron. The parties may disclose that one of the interference counts will be decided by a special master. Any additional or more definitive information requires prior written consent of the other party and is subject to paragraph (n) Confidentiality, above.

     p)  Right to Cure - Dispute Resolution:   Should either Party deem a
         violation of the terms of this Agreement, and/or any corollary documents, then the non-violating Party shall notify the other Party of the alleged violation. The Party so notified shall have ten (10) business days from receipt of such notice to cure the alleged violation. Should the non-defaulting Party deem the cure insufficient, then the non-defaulting Party may declare a default

                                   Page-13
         hereunder. Any uncured controversy or dispute among the Parties which involve the construction, application, conditions and/or obligations of this Agreement, or any claims arising out of or relating to this Agreement or the material breach thereof, shall be attempted to be settled through good faith negotiations. Senior management level representatives of each party directly responsible for the matters underlying the controversy shall use their reasonable best efforts to meet as reasonably requested in writing by the complaining party to resolve the controversy or dispute. Such senior representatives shall meet at a mutually agreed time and place within twenty (20) business days of receipt a notice of dispute. They shall use reasonable best efforts to discuss the controversy or dispute and negotiate in good faith for a period of at least thirty (30) business days beginning on the first day of such meetings in an effort to resolve the controversy and prior to the sending of any notice of default and/or termination as set forth in this Agreement. Any dispute or claim arising out of or in connection with this Agreement or any corollary documents which has not be resolved pursuant to this subparagraph, shall be finally settled through alternative dispute resolution procedures mutually agreed to by the Parties. If no such alternative dispute resolution procedure(s) is agreed to by the Parties, then the dispute shall be resolved by binding final arbitration in the United States by one (1) arbitrator appointed in accordance with rules of arbitration issued by the American Arbitration Association. The arbitrator will apply California law to the merits of any dispute or claim, without reference to conflict of law principles. Judgment of the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the Parties may apply to any court of competent jurisdiction for temporary or preliminary injunctive relief without breach of this arbitration provision.

    q) Additional Documents. Each Party agrees to execute such additional documents as necessary to effect the obligations set forth herein provided any such document does not materially alter the obligations of either Party to this Agreement.

                                   Page-14

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first set forth above.

Ramtron International Corporation,
     A Delaware Corporation


By:  /S/ Greg B. Jones
---------------------------
Greg B. Jones

Title:  President - Technology Group

Date:  April 6, 2004


National Semiconductor Corporation,
     A Delaware Corporation


By:  /S/ John M. Clark, III
------------------------------
John M. Clark, III

Title:  Senior Vice President, General
        Counsel and Secretary

Date:  April 7, 2004

                                   Page-15

                                   ACKNOWLEDGEMENTS

STATE OF COLORADO  )
                   ) ss.
COUNTY OF EL PASO  )

The foregoing instrument was acknowledged before me this 6 day of April, 2004, by Greg B. Jones as President - Technology Group of Ramtron International Corporation, a Delaware Corporation.

     Witness my hand and official seal.

     My commission expires 10-30-07.

     /S/ Deborah E. Doyle
     ----------------------
     Deborah E. Doyle

Notary Public                                                   (SEAL)

On April 6, 2004 before me, Karen L. Metz, Notary Public, personally appeared John M. Clark, III personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed this instrument.

WITNESS my hand and official seal.

/S/ Karen L. Metz
------------------
Karen L. Metz
Notary Public                                                   (SEAL)

                                   Page-16

                                 Exhibit A
                                 ---------

                      UNITED STATES DISTRICT COURT
                      FOR THE DISTRICT OF COLUMBIA

------------------------------
NATIONAL SEMICONDUCTOR CORP.  )
                              )
       Plaintiff,             )
                              )
v.                            )    Civil Action No. 03-61 (RWR/JMF)
                              )
RAMTRON INTERNATIONAL CORP.   )
                              )    Judge: Richard W. Roberts
       Defendant.             )    Magistrate Judge: John M. Facciola
------------------------------


               JOINT STIPULATION OF DISMISSAL AND PROPOSED ORDER

Defendant Ramtron International Corporation ("Ramtron") and Plaintiff National Semiconductor Corporation ("National") respectfully move the Court for entry of an Order of Dismissal.

Ramtron and National hereby stipulate and agree, pursuant to Fed. R. C. P. 41(a)(1), to a dismissal with prejudice of all claims and counterclaims in this action that were made, or that could have been made, with respect to four of the five interferences at issue in this action. Specifically, Ramtron and National agree to dismiss with prejudice all claims that were made, or that could have been made, with respect to interference nos. 102,723, 102,724, 102,725, and 102,726.

Ramtron and National further stipulate and agree to a dismissal without prejudice of all claims and counterclaims in this action that were made, or that could have been made, with respect to interference no. 102,727 ("the '727 interference"). With respect to the '727 Interference, the Parties will submit to a mutually agreed upon special master (the "Special Master") issues relating to the enablement of Ramtron's patent no. 4,873,664 ("the '664 patent") under 35 U.S.C. Section 112, Paragraph 1 and the '727 interference. The parties agree not to submit the issue of best mode of the '664 patent to the Special Master.

Neither Ramtron nor National shall seek a review of any decision by the Special Master concerning '664 patent and the '727 interference, it being understood that the Parties hereto waive any right to appeal or review such decision.

Within 30 days after the Special Master rules, the parties agree that either party may move to reopen the case for the limited purpose of making any motions necessary to implement the Special Master's decision and to address the '664 patent best mode issue.

                                   Page-17

Accordingly, the parties jointly request the Court to enter the Proposed Order of Dismissal submitted herewith.

                                Respectfully submitted,


Date: --------------            ------------------------------
                                Michael Warden
                                DC Bar No. 419449
                                Dale B. Nixon
                                Texas Bar No. 15044500
                                John A. Dondrea
                                Texas Bar No. 05973800
                                SIDLEY AUSTIN BROWN & WOOD LLP
                                717 N. Harwood, Suite 3400
                                Dallas, Texas  75201
                                (214) 981-3300  Telephone
                                (214) 981-3400  Facsimile


                                ATTORNEYS FOR DEFENDANT
                                NATIONAL SEMICONDUCTOR CORPORATION


Date: --------------            ------------------------------
                                Charles L. Gholz
                                Bar Membership No. 58,396
                                OBLON, SPIVAK, McCLELLAND,
                                MAIER & NEUSTADT, P.C.
                                1755 Jefferson Davis Highway
                                Fourth Floor
                                Arlington, Virginia 22202
                                (703) 412-6485 (direct dial)
                                (703) 413-2220 (facsimile)
                                CGHOLZ@OBLON.COM (e-mail)

                                William T. Enos, Esq.
                                Bar Membership No. 414,877
                                OBLON, SPIVAK, McCLELLAND,
                                MAIER & NEUSTADT, P.C.
                                1755 Jefferson Davis Highway
                                Fourth Floor
                                Arlington, Virginia 22202
                                (703) 412-6473 (direct dial)
                                (703) 413-2220 (facsimile)
                                WENOS@OBLON.COM (e-mail)

                                   Page-18

                                Of Counsel:

                                Michael R. Casey, Esq.
                                OBLON, SPIVAK, McCLELLAND,
                                MAIER & NEUSTADT, P.C.
                                1755 Jefferson Davis Highway
                                Fourth Floor
                                Arlington, Virginia 22202
                                (703) 412-6217 (direct dial)
                                (703) 413-2220 (facsimile)
                                MCASEY@OBLON.COM (e-mail)

                                Andrew M. Ollis, Esq.
                                OBLON, SPIVAK, McCLELLAND,
                                MAIER & NEUSTADT, P.C.
                                1755 Jefferson Davis Highway
                                Fourth Floor
                                Arlington, Virginia 22202
                                (703) 412-7023 (direct dial)
                                (703) 413-2220 (facsimile)
                                AOLLIS@OBLON.COM (e-mail)

                                Frank J. West, Esq.
                                OBLON, SPIVAK, McCLELLAND,
                                MAIER & NEUSTADT, P.C.
                                1755 Jefferson Davis Highway
                                Fourth Floor
                                Arlington, Virginia 22202
                                (703) 412-7049 (direct dial)
                                (703) 413-2220 (facsimile)
                                FWEST@OBLON.COM (e-mail)

                                ATTORNEYS FOR DEFENDANT
                                RAMTRON INTERNATIONAL CORPORATION

                                   Page-19

                      UNITED STATES DISTRICT COURT
                      FOR THE DISTRICT OF COLUMBIA

------------------------------
RAMTRON INTERNATIONAL CORP.  )
                             )
        Plaintiff,           )
                             )
v.                           )    Civil Action No. 99-0146
                             )    (RWR/DAR)
NATIONAL SEMICONDUCTOR       )
CORPORATION                  )    Judge: Richard W. Roberts
                             )
        Defendant.           )
------------------------------

                        [PROPOSED] ORDER OF DISMISSAL

Upon consideration of the Joint Stipulation of Dismissal submitted by the parties, it is hereby

ORDERED that all claims and counterclaims in this action that were made, or that could have been made, with respect to Interference Nos. 102,723, 102,724, 102,725, and 102,726, are hereby dismissed with prejudice. It is further

ORDERED that all claims and counterclaims in this action that were made, or that could have been made, with respect to Interference No. 102,727, are hereby dismissed without prejudice pending resolution by a special master of certain issues concerning enablement under 35 U.S.C. Section 112, Paragraph 1 and Ramtron's U.S. Patent No. 4,873,664. It is further

ORDERED that within 30 days after the special master rules on the enablement issues, either party may move to reopen the case for the limited purpose of making any motions necessary to implement the special master's decision and the best mode issue identified in the Joint Stipulation of Dismissal. It is further

ORDERED that if neither party moves to reopen the case within 30 days after the special master rules on the enablement issues, this case shall, without further order, stand dismissed with prejudice.

SIGNED this ------ day of -----------, 2004.

                                        ----------------------------
                                        Richard W. Roberts
                                        United States District Judge

                                   Page-20

                                 EXHIBIT B

                            PATENT ASSIGNMENT

National Semiconductor Corporation a Delaware Corporation, ("Assignor") located at 2900 Semiconductor Drive, Santa Clara, CA 95052 is the sole and exclusive owner of the entire right, title, and interest in United States patent application "07/377,168" Ferroelectric Memory Cell, and Application "07/443,018" Ferroelectric Memory Cell (collectively, the "Applications").

Ramtron International Corporation, a Delaware Corporation, ("Assignee") located at 1850 Ramtron Drive, Colorado Springs, Colorado is desirous of acquiring the entire right title and interest in the Applications.

For good and valuable consideration the receipt of which is hereby acknowledged, Assignor has sold, assigned, transferred and set over to Assignee, the Applications, for its own use and enjoyment and that of its successors, assigns or other legal representatives, to the end of the term or terms for which said Applications and resulting U.S. Patents may be granted or issued.

IN WITNESS WHEREOF, Assignor has caused this assignment to be signed by its officer duly authorized to execute this agreement on behalf of assignor.

                                    NATIONAL SEMICONDUCTOR CORPORATION

                                    By: /S/ John M. Clark, III
                                    ------------------------------
                                    John M. Clark, III
                                    Sr. Vice President, Secretary and
                                    General Counsel

State of California
County of Santa Clara

On 4-7-04, before me; Karen L. Metz, Notary Public, personally appeared John
M. Clark III, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal

                                       /S/ Karen L. Metz
                                       -----------------------------
                                       Karen L. Metz,
                                       Notary Public in and for the state of
                                       California
(SEAL)

                                   Page-21

                                 APPENDIX A

                          PATENT LICENSE AGREEMENT
                   ("NO-FEE RESTRICTED FOUNDRY LICENSE")

THIS PATENT LICENSE AGREEMENT ("Agreement") is made and entered into by and between National Semiconductor Corporation, a corporation organized and existing under the laws of Delaware, having principal offices at 2900 Semiconductor Drive, Santa Clara, California 95052 (hereinafter referred to as "NATIONAL"), and "-----------", [Identify Licensee by type of legal entity and location] (hereinafter referred to as "COMPANY ONE") (NATIONAL and "COMPANY ONE" are individually referred to herein as a "party," and collectively as the "parties.").

                                  WITNESSETH

WHEREAS, NATIONAL in conjunction with a Settlement Agreement with Ramtron International Corporation has agreed to offer a single, one-time license as follows:

                               ARTICLE I - DEFINITIONS

As used in this Agreement, the term:

1) "SUBSIDIARY(IES)" means any corporation, company, or other entity of which more than fifty percent (50%) of the outstanding shares or stock entitled to vote for the election of the directors (other than any shares of stock whose voting rights are subject to restriction) is owned or controlled by a party hereto, directly or indirectly, now or hereafter, but any such entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists. The SUBSIDIARIES of "COMPANY ONE" as of the EFFECTIVE DATE (hereinafter defined) of this Agreement shall be granted licenses and releases under Articles 1 and 2 of this Agreement. After the EFFECTIVE DATE of this Agreement, "COMPANY ONE" may also, from time to time, identify in writing additional SUBSIDIARIES to be licensed under Article 2, provided, however, that: (i) no corporation, company, or other entity so identified shall be released from liability for unlicensed infringement of a party's PATENTS (hereinafter defined) occurring prior to such corporation's, company's, or other entity's becoming a SUBSIDIARY under this Agreement, unless and until "COMPANY ONE" shall pay an amount for a release from past infringement as agreeable between the parties.

2) "LICENSED PRODUCTS" means discrete and integrated circuit devices and semiconductive material as an operable part thereof, such devices and materials being (i) in the form of a separate discrete device or a separate integrated circuit device or (ii) integral with a wafer and severable therefrom, circuits contained therein and, if provided therewith, supporting means, terminal members, housing means, environmental controlling means included within such housing means, or unitary therewith and packaging therefore.

                                   Page-22

3) "EFFECTIVE DATE" shall mean the date the last party executes this Agreement.

4) "TERM" means a period beginning on the EFFECTIVE DATE of this Agreement and ending on the last to expire patent.

5) "NATIONAL PATENTS" means patents, reexaminations, reissues, and continuations that issue from U.S. Patent Interference No. 102,725 derived from Application 07/582,672 and U.S. Patent Interference No. 102,726 derived from Application 07/582,615.

                    Article II - GRANTS AND COVENANTS

2.1 Subject to Sections 2.2 through 2.6 inclusive, NATIONAL, on behalf of itself and its SUBSIDIARIES, hereby grants to "COMPANY ONE" and "COMPANY ONE"'s SUBSIDIARIES, during the TERM of this Agreement, a non-exclusive non-transferable license, without right to sublicense to third parties, under NATIONAL PATENTS, (a) to make, use, lease, sell, offer for sale, export, import or otherwise dispose of LICENSED PRODUCTS; provided however, that no rights are conveyed hereunder to customers of COMPANY ONE under any claim of a NATIONAL PATENT which is directed to (1) a combination of any LICENSED PRODUCT sold, leased or otherwise disposed of by "COMPANY ONE" or "COMPANY ONE"'s SUBSIDIARIES with any other product, or (2) a method or process which is other than the normal and intended use of such LICENSED PRODUCT itself as sold, leased or otherwise disposed of by "COMPANY ONE" or "COMPANY ONE"'s SUBSIDIARIES.

2.2 Feature Size Restriction - No license is granted by NATIONAL for product that contains a feature size of less than .35 um any where on the integrated circuit device.

2.3 No release or license is granted by NATIONAL, or any SUBSIDIARIES, either directly or by implication, estoppel or otherwise, under any patent licensed hereunder, to "COMPANY ONE" or its SUBSIDIARIES, or third parties acquiring product from "COMPANY ONE" or any SUBSIDIARY, for the combination of LICENSED PRODUCTS with any other product which is not a LICENSED PRODUCT.

2.4 With respect to the licenses granted in Sections 2.1 and 2.2, a license to "COMPANY ONE" does not include the right of "COMPANY ONE" or its SUBSIDIARIES under the product and apparatus claims of any NATIONAL PATENTS to make products for sale to any third party (other than a SUBSIDIARY) for said third party's sale, use, lease, or other disposition of such products under the trade name, trademark, or other commercial indicia of such third party where the product design or circuit design is furnished by such third party in such sufficient detail such that no substantial additional designing by the party or its SUBSIDIARIES licensed herein is required, or to which only minor revisions are made to conform to specifications used by the party or its SUBSIDIARIES licensed herein. In the event such prohibited activity occurs, the exclusive remedy of NATIONAL for any claim of patent infringement shall be against the third party, provided that upon notice, "COMPANY ONE" hereto will cooperate with the other party to effectuate this provision.

                                   Page-23

2.5 If a SUBSIDIARY of "COMPANY ONE" ceases to be a SUBSIDIARY of "COMPANY ONE", the licenses and rights granted hereunder with respect to the patents of the NATIONAL to the former SUBSIDIARY shall terminate on the date the former SUBSIDIARY ceases to be a SUBSIDIARY. Notwithstanding the foregoing, the licenses and rights granted hereunder to the former SUBSIDIARY with respect to patents of NATIONAL on LICENSED PRODUCTS made or have made prior to the date of such cessation, shall not be affected by such cessation.

2.6 Notwithstanding anything in subparagraph 2.4 to the contrary, should NATIONAL execute and deliver a license in favor of a customer of COMPANY ONE as identified by Ramtron International Corporation pursuant to a 2004 Settlement Agreement between Ramtron International Corporation and NATIONAL, then with respect to the license granted under this Agreement, and notwithstanding anything in this Agreement to the contrary, "COMPANY ONE" or its SUBSIDIARIES shall have the right under the claims of any NATIONAL PATENTS to fabricate wafers for such third party where the product design or circuit design is entirely or partially furnished by such third party for said third party's sale, use, lease or other disposition of such products under the trade name, trademark, or other commercial indicia of such third party in such sufficient detail such that no substantial additional designing by the party or its SUBSIDIARIES licensed herein is required, or to which only minor revisions are made to conform to specifications used by the party or its SUBSIDIARIES licensed herein.

                          ARTICLE III - CONSIDERATION

3.1 As consideration for the settlement agreement between NATIONAL and Ramtron International Corporation, this license is provided without cost and is royalty free.

                     ARTICLE IV - EFFECTIVE DATE AND TERM

4.1 This Agreement shall become effective on the EFFECTIVE DATE and shall remain in force until the expiration of the last patent.

4.2 In the event of a material breach of this Agreement by "COMPANY ONE", if such breach is not corrected within sixty (60) days after written notice thereof is received by "COMPANY ONE" in breach, this Agreement may be terminated forthwith by written notice to that effect from NATIONAL. The licenses and covenants granted hereunder to "COMPANY ONE" in breach and its SUBSIDIARIES shall automatically terminate as of the date of such termination of this Agreement. If an integrated circuit device with a feature size of less than .35 um anywhere on the die, is shipped from "COMPANY ONE" and is found to infringe a NATIONAL PATENT, it will result in a material breach of this agreement.

                                   Page-24

                          ARTICLE V - ASSIGNMENT

5.1 This Agreement and rights granted therein are not assignable or otherwise transferable.

                   ARTICLE VI - MISCELLANEOUS PROVISIONS

6.1  Nothing contained in this Agreement shall be construed as:

     a) a warranty or representation by either party as to the validity or scope of any of its PATENTS;

     b) a warranty or representation by either party that any manufacture, sale, use, or other disposition of products by the other party has been or will be free from infringement of any patents, utility models, and/or design patents;

     c) an agreement by either party to bring or prosecute actions or suits against third parties for infringement, or conferring any right to the other party to bring or prosecute actions or suits against third parties for infringement;

     d) conferring any right to the other party to use in advertising, publicity, or otherwise, any trademark, trade name or names of either party, or any contraction, abbreviation or simulation thereof;

     e) conferring by implication, estoppel or otherwise, upon either party, any license or other right under any class or type of patent, utility model, or design patent except for the rights expressly granted hereunder; or

     f)  an obligation to furnish any technical information or know-how.

6.2 The parties shall keep the terms of this Agreement confidential and shall not now or hereafter divulge the terms of this Agreement or any part thereof to any third party except:

     a)  to SUBSIDIARIES of the parties;

     b)  with the prior written consent of the other party;

     c) to any governmental body having jurisdiction and specifically requiring such disclosure;

     d) in response to a valid subpoena or as otherwise may be required by law; or

                                   Page-25

     e) to a party's accountants or legal counsel, subject to guarantees of confidentiality and/or privilege;

     provided, however, that prior to any such disclosure pursuant to paragraphs (c) and/or (d) hereof, the party seeking disclosure shall notify the other party and take all reasonable actions in an effort to minimize the nature and extent of such disclosure.

6.3 All notices required or permitted to be given hereunder shall be in writing and be deemed to have been given when sent by facsimile and confirmed by sending the same notice via an internationally recognized express courier service addressed as follows:

     If to NATIONAL:  General Counsel and Secretary
                      National Semiconductor Corporation
                      Mail Stop 16-135
                      2900 Semiconductor Drive
                      P.O. Box 58090
                      Santa Clara, California 95052-8090
                      Facsimile No.: 1-408-721-8339

     If to "COMPANY ONE":




     Either party may at any time give written notice of a change of its address to the other party.

6.4 This Agreement and matters connected with the performance thereof shall be interpreted and construed in all respects in accordance with the laws of the State of California (U.S.A.), without reference to those provisions regarding conflict of laws. The parties further consent to personal jurisdiction in State of California and agree that any and all legal actions related to or arising from this Agreement shall be brought in the State of California.

6.5 Neither party shall issue any press release concerning this Agreement unless mutually agreed upon by both parties.

6.6 The terms and conditions herein contained shall supersede all previous communications, oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying, modifying, or extending the same, nor any subsequent course of dealing or conduct of the parties, shall be binding upon either party hereto unless in writing and signed by a duly authorized officer or representative of each party hereto.

                                   Page-26

6.7 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. Neither of the parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the party to be bound thereby.

6.8 California Civil Code Section 1542 Waiver. Each Party represents and warrants to the other that it has been informed of, has read, is familiar with, understands, and does hereby expressly waive all rights that it has or may have under section 1542 of the California Civil Code, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed below by their respective duly authorized officers.

NATIONAL SEMICONDUCTOR                    "COMPANY ONE", INC.
CORPORATION


------------------------------            -------------------------------
By:  John Clark                           By: ---------------------------
Title:  Sr. Vice President &              Title: ------------------------
        General Counsel
Date: --------------------                Date: -------------------------

                                   Page-27

                                 APPENDIX B

                          PATENT LICENSE AGREEMENT

                   (FEE-BASED UNRESTRICTED FOUNDRY LICENSE)

THIS PATENT LICENSE AGREEMENT ("Agreement") is made and entered into by and between National Semiconductor Corporation, a corporation organized and existing under the laws of Delaware, having principal offices at 2900 Semiconductor Drive, Santa Clara, California 95052 (hereinafter referred to as "NATIONAL"), and "----------", [Identify Licensee by type of legal entity and location] (hereinafter referred to as "COMPANY TWO") (NATIONAL and "COMPANY TWO" are individually referred to herein as a "party," and collectively as the "parties.").

                                     WITNESSETH

WHEREAS, NATIONAL in conjunction with a Settlement Agreement with Ramtron International Corporation has agreed to offer a single, one-time license as follows:

                              Article I - DEFINITIONS

As used in this Agreement, the term:

1) "SUBSIDIARY(IES)" means any corporation, company, or other entity of which more than fifty percent (50%) of the outstanding shares or stock entitled to vote for the election of the directors (other than any shares of stock whose voting rights are subject to restriction) is owned or controlled by a party hereto, directly or indirectly, now or hereafter, but any such entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists. The SUBSIDIARIES of "COMPANY TWO" as of the EFFECTIVE DATE (hereinafter defined) of this Agreement shall be granted licenses and releases under Articles 1 and 2 of this Agreement. After the EFFECTIVE DATE of this Agreement, "COMPANY TWO" may also, from time to time, identify in writing additional SUBSIDIARIES to be licensed under Article 2, provided, however, that: (i) no corporation, company, or other entity so identified shall be released from liability for unlicensed infringement of a party's PATENTS (hereinafter defined) occurring prior to such corporation's, company's, or other entity's becoming a SUBSIDIARY under this Agreement, unless and until "COMPANY TWO" shall pay an amount for a release from past infringement as agreeable between the parties.

2) "LICENSED PRODUCTS" means discrete and integrated circuit devices and semiconductive material as an operable part thereof, such devices and materials being (i) in the form of a separate discrete device or a separate integrated circuit device or (ii) integral with a wafer and severable therefrom, circuits contained therein and, if provided therewith, supporting means, terminal members, housing means, environmental controlling means included within such housing means, or unitary therewith and packaging therefore.

                                   Page-28

3) "EFFECTIVE DATE" shall mean the date the last party executes this Agreement.

4) "TERM" means a period beginning on the EFFECTIVE DATE of this Agreement and ending on the last to expire patent.

5) "NATIONAL PATENTS" means patents, reexaminations, reissues, and continuations that issue from U.S. Patent Interference No. 102,725 derived from Application 07/582,672 and U.S. Patent Interference No. 102,726 derived from Application 07/582,615.

                       Article II - GRANTS AND COVENANTS

2.1 Subject to Sections 2.2, 2.3, and 2.4 NATIONAL, on behalf of itself and its SUBSIDIARIES, hereby grants to "COMPANY TWO" and "COMPANY TWO"'s SUBSIDIARIES, during the TERM of this Agreement, a non-exclusive non-transferable license, without right to sublicense to third parties, under NATIONAL PATENTS, (a) to make, use, lease, sell, offer for sale, export, import or otherwise dispose of LICENSED PRODUCTS. provided however, that no rights are conveyed hereunder to customers of COMPANY TWO under any claim of a NATIONAL PATENT which is directed to (1) a combination of any LICENSED PRODUCT sold, leased or otherwise disposed of by "COMPANY TWO" or "COMPANY TWO"'s SUBSIDIARIES with any other product, or (2) a method or process which is other than the normal and intended use of such LICENSED PRODUCT itself as sold, leased or otherwise disposed of by "COMPANY TWO" or "COMPANY TWO"'s SUBSIDIARIES.

2.2 No release or license is granted by NATIONAL, or any SUBSIDIARIES, either directly or by implication, estoppel or otherwise, under any patent licensed hereunder, to "COMPANY TWO" or its SUBSIDIARIES, or third parties acquiring product from "COMPANY TWO" or any SUBSIDIARY, for the combination of LICENSED PRODUCTS with any other product which is not a LICENSED PRODUCT.

2.3 With respect to the licenses granted in Sections 2.1 and 2.2, a license to "COMPANY TWO" does not include the right of "COMPANY TWO" or its SUBSIDIARIES under the product and apparatus claims of any NATIONAL PATENTS to make products for sale to any third party (other than a SUBSIDIARY) for said third party's sale, use, lease, or other disposition of such products under the trade name, trademark, or other commercial indicia of such third party where the product design or manufacturing design is furnished by such third party in such sufficient detail such that no substantial additional designing by the party or its SUBSIDIARIES licensed herein is required, or to which only minor revisions are made to conform to specifications used by the party or its SUBSIDIARIES licensed herein. In the event such prohibited activity occurs, the exclusive remedy of NATIONAL for any claim of patent infringement shall be against the third party, provided that upon notice, "COMPANY TWO" hereto will cooperate with the other party to effectuate this provision.

                                   Page-29

2.4 If a SUBSIDIARY of "COMPANY TWO" ceases to be a SUBSIDIARY of "COMPANY TWO": The licenses and rights granted hereunder with respect to the patents of the NATIONAL to the former SUBSIDIARY shall terminate on the date the former SUBSIDIARY ceases to be a SUBSIDIARY. Notwithstanding the foregoing, the licenses and rights granted hereunder to the former SUBSIDIARY with respect to patents of NATIONAL on LICENSED PRODUCTS made or have made prior to the date of such cessation, shall not be affected by such cessation.

2.5 Notwithstanding anything in subparagraph 2.4 to the contrary, should NATIONAL execute and deliver a license in favor of a customer of COMPANY ONE as identified by Ramtron International Corporation pursuant to a 2004 Settlement Agreement between Ramtron International Corporation and NATIONAL, then with respect to the license granted under this Agreement, and notwithstanding anything in this Agreement to the contrary, "COMPANY ONE" or its SUBSIDIARIES shall have the right under the claims of any NATIONAL PATENTS to fabricate wafers for such third party where the product design or circuit design is entirely or partially furnished by such third party for said third party's sale, use, lease or other disposition of such products under the trade name, trademark, or other commercial indicia of such third party in such sufficient detail such that no substantial additional designing by the party or its SUBSIDIARIES licensed herein is required, or to which only minor revisions are made to conform to specifications used by the party or its SUBSIDIARIES licensed herein.

                        Article III - CONSIDERATION

3.1  As consideration for the grants provided in this Agreement, "COMPANY TWO"
     agrees to pay to NATIONAL a total of              **
                    **      .  Said sum shall become irrevocably due and
     payable on the EFFECTIVE DATE and shall be paid to NATIONAL as follows:

     a)  An initial payment of    **    U.S. dollars within five days of the
         Effective Date of this agreement.

     b)  An additional payment of    **    U.S. dollars within one year of the
         EFFECTIVE DATE;

     c)  An additional payment of    **    U.S. dollars within two years of
         the EFFECTIVE DATE; and

     d)  An additional payment of    **    U.S. dollars within three years of
         the EFFECTIVE DATE, and.

     e)  An additional payment of    **    U.S. dollars within four years of
         the EFFECTIVE DATE, and.

     f)  An additional payment of    **    U.S. dollars within five years of
         the EFFECTIVE DATE, and.

                                   Page-30

     g)  An additional payment of    **    U.S. dollars within six years of
         the EFFECTIVE DATE, and.

     h)  An additional payment of    **    U.S. dollars within seven years of
         the EFFECTIVE DATE, and.

     i)  An additional payment of    **    U.S. dollars within eight years of
         the EFFECTIVE DATE, and.

     j)  An additional payment of    **    U.S. dollars within nine years of
         the EFFECTIVE DATE.

3.2 Such payments shall be made via telegraphic transfer of immediately available funds in United States Dollars to the account of NATIONAL as follows:

     Beneficiary Name:  National Semiconductor Corporation
     Bank Account:    **
     Bank Name:    **
     Bank Location:    **
     Bank ABA No.:    **

3.3 Any payment once made pursuant to this Agreement shall not be refundable for any reason.

3.4 After the expiration of a ten (10) day grace period on the due date for any payment, "COMPANY TWO" shall be liable for interest on any overdue payment required to be made pursuant to Article 5, which interest shall be paid with any such overdue payment. The interest on any overdue payment shall be calculated commencing on the date such payment became due, using an annual rate which is the lesser of ten percent (10%) or one percentage point higher than the prime interest rate as quoted by the head office of Citibank N.A., New York, USA (or the successor of Citibank N.A. at that time or an equivalent institute) at the close of banking on such date, or on the first business day thereafter if such date falls on a non-business day. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefore is being asserted, the interest rate shall be reduced to such maximum legal rate.

3.5 All taxes imposed as a result of the existence of this Agreement or the performance hereunder shall be paid by the party required to do so by applicable law.

                    Article IV - EFFECTIVE DATE AND TERM

4.1 Agreement shall become effective on the EFFECTIVE DATE and shall remain in force until the expiration of the last patent.

                                   Page-31

4.2 In the event of a material breach of this Agreement by either party, if such breach is not corrected within sixty (60) days after written notice thereof is received by the party in breach, this Agreement may be terminated forthwith by written notice to that effect from the complaining party. The licenses and covenants granted hereunder to the party in breach and its SUBSIDIARIES shall automatically terminate as of the date of such termination of this Agreement.

4.3  In the event of termination of this Agreement by one party pursuant to
     Section 4.1, the licenses and covenants granted hereunder to or for the benefit of such party and its SUBSIDIARIES shall survive such termination and shall extend for the full TERM, as the case may be, but the licenses granted to or for the benefit of the other party and its SUBSIDIARIES shall terminate as of the date of termination takes effect. Notwithstanding the foregoing, if the "other party" is a SUBSIDIARY, the termination will be only as to that SUBSIDIARY. If the "other party" is NATIONAL or "COMPANY TWO", the termination will also affect all SUBSIDIARIES of the terminated party.

                         Article V - ASSIGNMENT

5.1 This Agreement and the rights granted therein are not assignable or otherwise transferable.

                   Article VI - MISCELLANEOUS PROVISIONS

6.1  Nothing contained in this Agreement shall be construed as:

     a) a warranty or representation by either party as to the validity or scope of any of its PATENTS;

     b) a warranty or representation by either party that any manufacture, sale, use, or other disposition of products by the other party has been or will be free from infringement of any patents, utility models, and/or design patents;

     c) an agreement by either party to bring or prosecute actions or suits against third parties for infringement, or conferring any right to the other party to bring or prosecute actions or suits against third parties for infringement;

     d) conferring any right to the other party to use in advertising, publicity, or otherwise, any trademark, trade name or names of either party, or any contraction, abbreviation or simulation thereof;

     e) conferring by implication, estoppel or otherwise, upon either party, any license or other right under any class or type of patent, utility model, or design patent except for the rights expressly granted hereunder; or

                                   Page-32

     f)  an obligation to furnish any technical information or know-how.

6.2 The parties shall keep the terms of this Agreement confidential and shall not now or hereafter divulge the terms of this Agreement or any part thereof to any third party except to SUBSIDIARIES of the parties;

     a)  with the prior written consent of the other party;

     b) to any governmental body having jurisdiction and specifically requiring such disclosure;

     c) in response to a valid subpoena or as otherwise may be required by law; or

     d) to a party's accountants or legal counsel, subject to guarantees of confidentiality and/or privilege;

6.3 provided, however, that prior to any such disclosure pursuant to paragraphs (c) and/or (d) hereof, the party seeking disclosure shall notify the other party and take all reasonable actions in an effort to minimize the nature and extent of such disclosure.

6.4 All notices required or permitted to be given hereunder shall be in writing and be deemed to have been given when sent by facsimile and confirmed by sending the same notice via an internationally recognized express courier service addressed as follows:

     If to NATIONAL:  General Counsel and Secretary
                      National Semiconductor Corporation
                      Mail Stop 16-135
                      2900 Semiconductor Drive
                      P.O. Box 58090
                      Santa Clara, California 95052-8090
                      Facsimile No.: 1-408-721-8339

     If to "COMPANY TWO":





     Either party may at any time give written notice of a change of its address to the other party.

6.5 This Agreement and matters connected with the performance thereof shall be interpreted and construed in all respects in accordance with the laws of the State of California (U.S.A.), without reference to those provisions regarding conflict of laws. The parties further consent to personal jurisdiction in State of California and agree that any and all legal actions related to or arising from this Agreement shall be brought in the State of California.

                                   Page-33

6.6 Neither party shall issue any press release concerning this Agreement unless mutually agreed upon by both parties.

6.7 The terms and conditions herein contained shall supersede all previous communications, oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying, modifying, or extending the same, nor any subsequent course of dealing or conduct of the parties, shall be binding upon either party hereto unless in writing and signed by a duly authorized officer or representative of each party hereto.

6.8 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. Neither of the parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the party to be bound thereby.

6.9 California Civil Code Section 1542 Waiver. Each Party represents and warrants to the other that it has been informed of, has read, is familiar with, understands, and does hereby expressly waive all rights that it has or may have under section 1542 of the California Civil Code, which provides:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed below by their respective duly authorized officers.


NATIONAL SEMICONDUCTOR                    "COMPANY TWO", INC.
CORPORATION


------------------------------            -------------------------------
By:  John Clark                           By: ---------------------------
Title:  Sr. Vice President &              Title: ------------------------
        General Counsel
Date: --------------------                Date: -------------------------

                                   Page-34

                                  APPENDIX C

                          PATENT LICENSE AGREEMENT

                     (NO-FEE RESTRICTED CUSTOMER LICENSE)

THIS PATENT LICENSE AGREEMENT ("Agreement") is made and entered into by and between National Semiconductor Corporation, a corporation organized and existing under the laws of Delaware, having principal offices at 2900 Semiconductor Drive, Santa Clara, California 95052 (hereinafter referred to as "NATIONAL"), and "------------", [Identify Licensee by type of legal entity and location] (hereinafter referred to as "COMPANY ONE") (NATIONAL and "COMPANY ONE" are individually referred to herein as a "party," and collectively as the "parties.").

                                   WITNESSETH

WHEREAS, NATIONAL in conjunction with a Settlement Agreement with Ramtron International Corporation has agreed to offer a single, one-time license as follows:

                           ARTICLE I - DEFINITIONS

As used in this Agreement, the term:

1) "SUBSIDIARY(IES)" means any corporation, company, or other entity of which more than fifty percent (50%) of the outstanding shares or stock entitled to vote for the election of the directors (other than any shares of stock whose voting rights are subject to restriction) is owned or controlled by a party hereto, directly or indirectly, now or hereafter, but any such entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists. The SUBSIDIARIES of "COMPANY ONE" as of the EFFECTIVE DATE (hereinafter defined) of this Agreement shall be granted licenses and releases under Articles 1 and 2 of this Agreement. After the EFFECTIVE DATE of this Agreement, "COMPANY ONE" may also, from time to time, identify in writing additional SUBSIDIARIES to be licensed under Article 2, provided, however, that: (i) no corporation, company, or other entity so identified shall be released from liability for unlicensed infringement of a party's PATENTS (hereinafter defined) occurring prior to such corporation's, company's, or other entity's becoming a SUBSIDIARY under this Agreement, unless and until "COMPANY ONE" shall pay an amount for a release from past infringement as agreeable between the parties.

2) "LICENSED PRODUCTS" means discrete and integrated circuit devices and semiconductive material as an operable part thereof, such devices and materials being (i) in the form of a separate discrete device or a separate integrated circuit device or (ii) integral with a wafer and severable therefrom, circuits contained therein and, if provided therewith, supporting means, terminal members, housing means, environmental controlling means included within such housing means, or unitary therewith and packaging therefore.

                                   Page-35

3) "EFFECTIVE DATE" shall mean the date the last party executes this Agreement.

4) "TERM" means a period beginning on the EFFECTIVE DATE of this Agreement and ending on the last to expire patent.

5) "NATIONAL PATENTS" means patents, reexaminations, reissues, and continuations that issue from U.S. Patent Interference No. 102,725 derived from Application 07/582,672 and U.S. Patent Interference No. 102,726 derived from Application 07/582,615.

                    Article II - GRANTS AND COVENANTS

2.1 Subject to Sections 2.2, 2.3, 2.4 and 2.5, NATIONAL, on behalf of itself and its SUBSIDIARIES, hereby grants to "COMPANY ONE" and "COMPANY ONE"'s SUBSIDIARIES, during the TERM of this Agreement, a non-exclusive non-transferable license, without right to sublicense to third parties, under NATIONAL PATENTS, (a) to have made (by a foundry licensed only by NATIONAL), and to use, lease, sell, offer for sale, export, import or otherwise dispose of LICENSED PRODUCTS; provided however, that no rights are conveyed hereunder to customers of COMPANY ONE under any claim of a NATIONAL PATENT which is directed to (1) a combination of any LICENSED PRODUCT sold, leased or otherwise disposed of by "COMPANY ONE" or "COMPANY ONE"'s SUBSIDIARIES with any other product, or (2) a method or process which is other than the normal and intended use of such LICENSED PRODUCT itself as sold, leased or otherwise disposed of by "COMPANY ONE" or "COMPANY ONE"'s SUBSIDIARIES.

2.2 Feature Size Restriction - No license is granted by NATIONAL for product that contains a feature size of less than .35 um any where on the integrated circuit device.

2.3 No release or license is granted by NATIONAL, or any SUBSIDIARIES, either directly or by implication, estoppel or otherwise, under any patent licensed hereunder, to "COMPANY ONE" or its SUBSIDIARIES, or third parties acquiring product from "COMPANY ONE" or any SUBSIDIARY, for the combination of LICENSED PRODUCTS with any other product which is not a LICENSED PRODUCT.

2.4 With respect to the licenses granted in Sections 2.1 and 2.2, a license to "COMPANY ONE" includes the right of "COMPANY ONE" or its SUBSIDIARIES under the claims of any NATIONAL PATENTS to have products made only by a foundry licensed by NATIONAL. The product design or circuit design of such products may be entirely or partially furnished by COMPANY ONE or its SUBSIDIARIES to such NATIONAL licensed foundry in sufficient detail by COMPANY ONE or its SUBSIDIARIES such that no additional designing by the foundry is required, or to which only minor revisions are made by the foundry to conform to specifications used by COMPANY ONE or its
     SUBSIDIARIES licensed herein.   Any products fabricated for COMPANY ONE
     or its SUBSIDIARIES by such foundry may be sold, used, leased or otherwise disposed of by COMPANY ONE or its SUBSIDIARIES under the trade name, trademark, or ANY other commercial indicia of COMPANY ONE or its SUBSIDIARIES.

                                   Page-36

2.5 If a SUBSIDIARY of "COMPANY ONE" ceases to be a SUBSIDIARY of "COMPANY ONE": The licenses and rights granted hereunder with respect to the patents of the NATIONAL to the former SUBSIDIARY shall terminate on the date the former SUBSIDIARY ceases to be a SUBSIDIARY. Notwithstanding the foregoing, the licenses and rights granted hereunder to the former SUBSIDIARY with respect to patents of NATIONAL on LICENSED PRODUCTS made or have made prior to the date of such cessation, shall not be affected by such cessation.

                         ARTICLE III - CONSIDERATION

3.1 As consideration for the settlement agreement between NATIONAL and Ramtron International Corporation, this license is provided without cost and is royalty free.

                    ARTICLE IV - EFFECTIVE DATE AND TERM

4.1 This Agreement shall become effective on the EFFECTIVE DATE and shall remain in force until the expiration of the last patent.

4.2 In the event of a material breach of this Agreement by "COMPANY ONE", if such breach is not corrected within sixty (60) days after written notice thereof is received by "COMPANY ONE" in breach, this Agreement may be terminated forthwith by written notice to that effect from NATIONAL. The licenses and covenants granted hereunder to "COMPANY ONE" in breach and its SUBSIDIARIES shall automatically terminate as of the date of such termination of this Agreement. If an integrated circuit device with a feature size of less than .35 um anywhere on the die, is shipped from "COMPANY ONE" and is found to infringe a NATIONAL PATENT, it will result in a material breach of this agreement.

                           ARTICLE V - ASSIGNMENT

5.1 This Agreement and rights granted therein are not assignable or otherwise transferable.

                   ARTICLE VI - MISCELLANEOUS PROVISIONS

6.1  Nothing contained in this Agreement shall be construed as:

     a) a warranty or representation by either party as to the validity or scope of any of its PATENTS;

     b) a warranty or representation by either party that any manufacture, sale, use, or other disposition of products by the other party has been or will be free from infringement of any patents, utility models, and/or design patents;

     c) an agreement by either party to bring or prosecute actions or suits against third parties for infringement, or conferring any right to the other party to bring or prosecute actions or suits against third parties for infringement;

                                   Page-37

     d) conferring any right to the other party to use in advertising, publicity, or otherwise, any trademark, trade name or names of either party, or any contraction, abbreviation or simulation thereof;

     e) conferring by implication, estoppel or otherwise, upon either party, any license or other right under any class or type of patent, utility model, or design patent except for the rights expressly granted hereunder; or

     f)  an obligation to furnish any technical information or know-how.

6.2 The parties shall keep the terms of this Agreement confidential and shall not now or hereafter divulge the terms of this Agreement or any part thereof to any third party except:

     a)  to SUBSIDIARIES of the parties;

     b)  with the prior written consent of the other party;

     c) to any governmental body having jurisdiction and specifically requiring such disclosure;

     d) in response to a valid subpoena or as otherwise may be required by law; or

     e) to a party's accountants or legal counsel, subject to guarantees of confidentiality and/or privilege;

     provided, however, that prior to any such disclosure pursuant to paragraphs (c) and/or (d) hereof, the party seeking disclosure shall notify the other party and take all reasonable actions in an effort to minimize the nature and extent of such disclosure.

6.3 All notices required or permitted to be given hereunder shall be in writing and be deemed to have been given when sent by facsimile and confirmed by sending the same notice via an internationally recognized express courier service addressed as follows:

     If to NATIONAL:  General Counsel and Secretary
                      National Semiconductor Corporation
                      Mail Stop 16-135
                      2900 Semiconductor Drive
                      P.O. Box 58090
                      Santa Clara, California 95052-8090
                      Facsimile No.: 1-408-721-8339

     If to "COMPANY ONE":




     Either party may at any time give written notice of a change of its address to the other party.

                                   Page-38

6.4 This Agreement and matters connected with the performance thereof shall be interpreted and construed in all respects in accordance with the laws of the State of California (U.S.A.), without reference to those provisions regarding conflict of laws. The parties further consent to personal jurisdiction in State of California and agree that any and all legal actions related to or arising from this Agreement shall be brought in the State of California.

6.5 Neither party shall issue any press release concerning this Agreement unless mutually agreed upon by both parties.

6.6 The terms and conditions herein contained shall supersede all previous communications, oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying, modifying, or extending the same, nor any subsequent course of dealing or conduct of the parties, shall be binding upon either party hereto unless in writing and signed by a duly authorized officer or representative of each party hereto.

6.7 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. Neither of the parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the party to be bound thereby.

6.8 California Civil Code Section 1542 Waiver. Each Party represents and warrants to the other that it has been informed of, has read, is familiar with, understands, and does hereby expressly waive all rights that it has or may have under section 1542 of the California Civil Code, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed below by their respective duly authorized officers.

NATIONAL SEMICONDUCTOR                    "COMPANY ONE", INC.
CORPORATION


------------------------------            -------------------------------
By:  John Clark                           By: ---------------------------
Title:  Sr. Vice President &              Title: ------------------------
        General Counsel
Date: --------------------                Date: -------------------------

                                   Page-39

                                 APPENDIX D

                          PATENT LICENSE AGREEMENT

                 (FEE-BASED UNRESTRICTED CUSTOMER LICENSE)

THIS PATENT LICENSE AGREEMENT ("Agreement") is made and entered into by and between National Semiconductor Corporation, a corporation organized and existing under the laws of Delaware, having principal offices at 2900 Semiconductor Drive, Santa Clara, California 95052 (hereinafter referred to as "NATIONAL"), and "--------", [Identify Licensee by type of legal entity and location] (hereinafter referred to as "COMPANY TWO") (NATIONAL and "COMPANY TWO" are individually referred to herein as a "party," and collectively as the "parties.").

                                WITNESSETH

WHEREAS, NATIONAL in conjunction with a Settlement Agreement with Ramtron International Corporation has agreed to offer a single, one-time license as follows:

                           Article I - DEFINITIONS

As used in this Agreement, the term:

1.1 "SUBSIDIARY(IES)" means any corporation, company, or other entity of which more than fifty percent (50%) of the outstanding shares or stock entitled to vote for the election of the directors (other than any shares of stock whose voting rights are subject to restriction) is owned or controlled by a party hereto, directly or indirectly, now or hereafter, but any such entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists. The SUBSIDIARIES of "COMPANY TWO" as of the EFFECTIVE DATE (hereinafter defined) of this Agreement shall be granted licenses and releases under Articles 1 and 2 of this Agreement. After the EFFECTIVE DATE of this Agreement, "COMPANY TWO" may also, from time to time, identify in writing additional SUBSIDIARIES to be licensed under Article 2, provided, however, that: (i) no corporation, company, or other entity so identified shall be released from liability for unlicensed infringement of a party's PATENTS (hereinafter defined) occurring prior to such corporation's, company's, or other entity's becoming a SUBSIDIARY under this Agreement, unless and until "COMPANY TWO" shall pay an amount for a release from past infringement as agreeable between the parties.

1.2 "LICENSED PRODUCTS" means discrete and integrated circuit devices and semiconductive material as an operable part thereof, such devices and materials being (i) in the form of a separate discrete device or a separate integrated circuit device or (ii) integral with a wafer and severable therefrom, circuits contained therein and, if provided therewith, supporting means, terminal members, housing means, environmental controlling means included within such housing means, or unitary therewith and packaging therefore.

                                   Page-40

1.3 "EFFECTIVE DATE" shall mean the date the last party executes this Agreement.

1.4 "TERM" means a period beginning on the EFFECTIVE DATE of this Agreement and ending on the last to expire patent.

1.5 "NATIONAL PATENTS" means patents, reexaminations, reissues, and continuations that issue from U.S. Patent Interference No. 102,725 derived from Application 07/582,672 and U.S. Patent Interference No. 102,726 derived from Application 07/582,615.

                       Article II - GRANTS AND COVENANTS

2.1 Subject to Sections 2.2, 2.3, 2.4 and 2.5, NATIONAL, on behalf of itself and its SUBSIDIARIES, hereby grants to "COMPANY ONE" and "COMPANY ONE"'s SUBSIDIARIES, during the TERM of this Agreement, a non-exclusive non-transferable license, without right to sublicense to third parties, under NATIONAL PATENTS, (a) to have made (by a foundry licensed only by NATIONAL), and to use, lease, sell, offer for sale, export, import or otherwise dispose of LICENSED PRODUCTS; provided however, that no rights are conveyed hereunder to customers of COMPANY ONE under any claim of a NATIONAL PATENT which is directed to (1) a combination of any LICENSED PRODUCT sold, leased or otherwise disposed of by "COMPANY ONE" or "COMPANY ONE"'s SUBSIDIARIES with any other product, or (2) a method or process which is other than the normal and intended use of such LICENSED PRODUCT itself as sold, leased or otherwise disposed of by "COMPANY ONE" or "COMPANY ONE"'s SUBSIDIARIES.

2.2  Feature Size Restriction - None.

2.3 No release or license is granted by NATIONAL, or any SUBSIDIARIES, either directly or by implication, estoppel or otherwise, under any patent licensed hereunder, to "COMPANY ONE" or its SUBSIDIARIES, or third parties acquiring product from "COMPANY ONE" or any SUBSIDIARY, for the combination of LICENSED PRODUCTS with any other product which is not a LICENSED PRODUCT.

2.4 With respect to the licenses granted in Sections 2.1 and 2.2, a license to "COMPANY ONE" includes the right of "COMPANY ONE" or its SUBSIDIARIES under the claims of any NATIONAL PATENTS to have products made only by a foundry licensed by NATIONAL. The product design or circuit design of such products may be entirely or partially furnished by COMPANY ONE or its SUBSIDIARIES to such NATIONAL licensed foundry in sufficient detail by COMPANY ONE or its SUBSIDIARIES such that no additional designing by the foundry is required, or to which only minor revisions are made by the foundry to conform to specifications used by COMPANY ONE or its SUBSIDIARIES licensed herein. Any products fabricated for COMPANY ONE or its SUBSIDIARIES by such foundry may be sold, used, leased or otherwise disposed of by COMPANY ONE or its SUBSIDIARIES under the trade name, trademark, or ANY other commercial indicia of COMPANY ONE or its SUBSIDIARIES.

                                   Page-41

2.5 If a SUBSIDIARY of "COMPANY ONE" ceases to be a SUBSIDIARY of "COMPANY ONE": The licenses and rights granted hereunder with respect to the patents of the NATIONAL to the former SUBSIDIARY shall terminate on the date the former SUBSIDIARY ceases to be a SUBSIDIARY. Notwithstanding the foregoing, the licenses and rights granted hereunder to the former SUBSIDIARY with respect to patents of NATIONAL on LICENSED PRODUCTS made or have made prior to the date of such cessation, shall not be affected by such cessation.

                          Article III - CONSIDERATION

3.1  As consideration for the grants provided in this Agreement, "COMPANY ONE"
     agrees to pay to NATIONAL a total of              **
              **              .  Said sum shall become irrevocably due and
     payable on the EFFECTIVE DATE and shall be paid to NATIONAL as follows:

     k)  An initial payment of    **    U.S. dollars within five days of the
         Effective Date of this agreement.

     l)  An additional payment of    **    U.S. dollars within one year of the
         EFFECTIVE DATE;

     m)  An additional payment of    **    U.S. dollars within two years of
         the EFFECTIVE DATE; and

     n)  An additional payment of    **    U.S. dollars within three years of
         the EFFECTIVE DATE, and.

     o)  An additional payment of    **    U.S. dollars within four years of
         the EFFECTIVE DATE, and.

     p)  An additional payment of    **    U.S. dollars within five years of
         the EFFECTIVE DATE, and.

     q)  An additional payment of    **    U.S. dollars within six years of
         the EFFECTIVE DATE, and.

     r)  An additional payment of    **    U.S. dollars within seven years of
         the EFFECTIVE DATE, and.

     s)  An additional payment of    **    U.S. dollars within eight years of
         the EFFECTIVE DATE, and.

     t)  An additional payment of    **    U.S. dollars within nine years of
         the EFFECTIVE DATE.

3.2 Such payments shall be made via telegraphic transfer of immediately available funds in United States Dollars to the account of NATIONAL as follows:

     Beneficiary Name:  National Semiconductor Corporation
     Bank Account:    **
     Bank Name:     **
     Bank Location:    **
     Bank ABA No.:    **

                                   Page-42

3.3 Any payment once made pursuant to this Agreement shall not be refundable for any reason.

3.4 After the expiration of a ten (10) day grace period on the due date for any payment, "COMPANY ONE" shall be liable for interest on any overdue payment required to be made pursuant to Article 5, which interest shall be paid with any such overdue payment. The interest on any overdue payment shall be calculated commencing on the date such payment became due, using an annual rate which is the lesser of ten percent (10%) or one percentage point higher than the prime interest rate as quoted by the head office of Citibank N.A., New York, USA (or the successor of Citibank N.A. at that time or an equivalent institute) at the close of banking on such date, or on the first business day thereafter if such date falls on a non-business day. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefore is being asserted, the interest rate shall be reduced to such maximum legal rate.

3.5 All taxes imposed as a result of the existence of this Agreement or the performance hereunder shall be paid by the party required to do so by applicable law.

                    Article IV - EFFECTIVE DATE AND TERM

4.1 Agreement shall become effective on the EFFECTIVE DATE and shall remain in force until the expiration of the last patent.

4.2 In the event of a material breach of this Agreement by either party, if such breach is not corrected within sixty (60) days after written notice thereof is received by the party in breach, this Agreement may be terminated forthwith by written notice to that effect from the complaining party. The licenses and covenants granted hereunder to the party in breach and its SUBSIDIARIES shall automatically terminate as of the date of such termination of this Agreement.

4.3  In the event of termination of this Agreement by one party pursuant to
     Section 4.1, the licenses and covenants granted hereunder to or for the benefit of such party and its SUBSIDIARIES shall survive such termination and shall extend for the full TERM, as the case may be, but the licenses granted to or for the benefit of the other party and its SUBSIDIARIES shall terminate as of the date of termination takes effect. Notwithstanding the foregoing, if the "other party" is a SUBSIDIARY, the termination will be only as to that SUBSIDIARY. If the "other party" is NATIONAL or "COMPANY ONE", the termination will also affect all SUBSIDIARIES of the terminated party.

                            Article V - ASSIGNMENT

5.1 This Agreement and the rights granted therein are not assignable or otherwise transferable.

                                   Page-43

                    Article VI - MISCELLANEOUS PROVISIONS

6.1  Nothing contained in this Agreement shall be construed as:

     a) a warranty or representation by either party as to the validity or scope of any of its PATENTS;

     b) a warranty or representation by either party that any manufacture, sale, use, or other disposition of products by the other party has been or will be free from infringement of any patents, utility models, and/or design patents;

     c) an agreement by either party to bring or prosecute actions or suits against third parties for infringement, or conferring any right to the other party to bring or prosecute actions or suits against third parties for infringement;

     d) conferring any right to the other party to use in advertising, publicity, or otherwise, any trademark, trade name or names of either party, or any contraction, abbreviation or simulation thereof;

     e) conferring by implication, estoppel or otherwise, upon either party, any license or other right under any class or type of patent, utility model, or design patent except for the rights expressly granted hereunder; or

     f)  an obligation to furnish any technical information or know-how.

6.2 The parties shall keep the terms of this Agreement confidential and shall not now or hereafter divulge the terms of this Agreement or any part thereof to any third party except to SUBSIDIARIES of the parties;

     a)  with the prior written consent of the other party;

     b) to any governmental body having jurisdiction and specifically requiring such disclosure;

     c) in response to a valid subpoena or as otherwise may be required by law; or

     d) to a party's accountants or legal counsel, subject to guarantees of confidentiality and/or privilege;

     provided, however, that prior to any such disclosure pursuant to paragraphs (c) and/or (d) hereof, the party seeking disclosure shall notify the other party and take all reasonable actions in an effort to minimize the nature and extent of such disclosure.

                                   Page-44

6.3 All notices required or permitted to be given hereunder shall be in writing and be deemed to have been given when sent by facsimile and confirmed by sending the same notice via an internationally recognized express courier service addressed as follows:

     If to NATIONAL:  General Counsel and Secretary
                      National Semiconductor Corporation
                      Mail Stop 16-135
                      2900 Semiconductor Drive
                      P.O. Box 58090
                      Santa Clara, California 95052-8090
                      Facsimile No.: 1-408-721-8339

     If to "COMPANY ONE":





     Either party may at any time give written notice of a change of its address to the other party.

6.4 This Agreement and matters connected with the performance thereof shall be interpreted and construed in all respects in accordance with the laws of the State of California (U.S.A.), without reference to those provisions regarding conflict of laws. The parties further consent to personal jurisdiction in State of California and agree that any and all legal actions related to or arising from this Agreement shall be brought in the State of California.

6.5 Neither party shall issue any press release concerning this Agreement unless mutually agreed upon by both parties.

6.6 The terms and conditions herein contained shall supersede all previous communications, oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying, modifying, or extending the same, nor any subsequent course of dealing or conduct of the parties, shall be binding upon either party hereto unless in writing and signed by a duly authorized officer or representative of each party hereto.

6.7 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. Neither of the parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the party to be bound thereby.

                                   Page-45

6.8 California Civil Code Section 1542 Waiver. Each Party represents and warrants to the other that it has been informed of, has read, is familiar with, understands, and does hereby expressly waive all rights that it has or may have under section 1542 of the California Civil Code, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed below by their respective duly authorized officers.


NATIONAL SEMICONDUCTOR                    "COMPANY ONE", INC.
CORPORATION


------------------------------            -------------------------------
By:  John Clark                           By: ---------------------------
Title:  Sr. Vice President &              Title: ------------------------
        General Counsel
Date: --------------------                Date: -------------------------

                                   Page-46